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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITES EXCHANGE ACT OF 1934




Date of report (date of earliest event reported):             December 29, 2003



                         MERITAGE HOSPITALITY GROUP INC.
               (Exact Name of Registrant as Specified in Charter)


                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)


         0-17442                                                38-2730460
(Commission File Number)                                      (IRS Employer
                                                          Identification Number)




        1971 EAST BELTLINE AVE., N.E., SUITE 200
                 GRAND RAPIDS, MICHIGAN                   49525
        (Address of Principal Executive Offices)        (Zip Code)



       Registrant's telephone number, including area code: (616) 776-2600

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         Attached as Exhibit 99, and incorporated herein by reference, is the press release the Company issued on December 29, 2003, reporting on the execution of a franchise development agreement with O'Charley's, Inc., and the completion of the initial stage of its private equity offering.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description of Document
-----------                -----------------------
   99            The press release described in Item 5 above.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERITAGE HOSPITALITY GROUP INC.



Dated:  December 29, 2003                   By: /s/ Robert E. Schermer, Jr.
                                                ------------------------------
                                                Robert E. Schermer, Jr.
                                                Chief Executive Officer





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